Exhibit 99.2

Fourth Quarter Fiscal 2020 Earnings Supplementary Information March 11, 2021

We are a multi - dimensional sports & entertainment company , poised to produce substantial growth. + + Themed, Experiential Destination Assets Themed Attractions Hospitality Live Entertainment Media Gaming Original Content Youth Sports Sponsorships Fantasy Sports eGaming Sports Betting

CREATING A MULTI - DIMENSIONAL ENTERTAINMENT & MEDIA COMPANY Present & Future Revenue Streams Destination - Based/Physical Assets Offsite & Non - Physical Assets Synergistic Revenue Enhancement Stadium Waterpark Hotels Play - action Plaza & Retail Youth Sports Centers for Excellence & Performance Sports Betting & Fantasy Sports Sponsorships & Media

Key Plays

EVENTS ACHIEVED IN FOURTH QUARTER 2020




HOFL






DOUBLETREE

October 2020
Announced Don Shula's Restaurant will be an anchor tenant of the Retail Promenade

October 2020
Introduced the Hall of Fantasy League

November 2020
Signed media deal with Sports Illustrated Studios and Studio 101

November 2020
Closed $25M public stock offering

December 2020
Secured $40M loan from Aquarian Holdings replacing a matured bridge loan

October 2020
TopGolf Swing Suites will be featured at HOFV

October 2020
Spectra Partnerships named official partner in sourcing new partnerships

November 2020
Opened DoubleTree by Hilton Canton Downtown; first Phase II asset to open

November 2020
Announced Multi-year partnership with Republic Services

December 2020
Partner with StakeKings to bring the staking concept to HOFL

RECENT AND UPCOMING EVENTS Key Plays January 202 1 Partnership with Tupelo Honey to produce Inspired: Heroes of Change Inaugural HOFL season begins January 2021 Tickets.com selected as official digital ticketing provider for live events January 202 1 Announced inaugural Highway 77 music festival February 202 1 Closed $50M in preferred stock and equity offerings Unveil HOFL cities and teams February 2021 Announced hosting WFA championship week January 202 1 Collaboration with Tim Brown and Elite Holdings to develop H2H Tom Benson Hall of Fame Stadium east endzone renovation complete Open Constellation Center for Excellence

KEY FY20 FINANCIAL RESULTS Financial Results ($ in millions, except per share data) FY20 FY19 Revenue $7.1 $7.9 Loss from Operations ($31.8) ($33.0) Adjusted EBITDA ($20.5) ($10.1) Net Loss ($71.3) ($55.9) EPS ($2.68) ($10.28) *See page 11 for Adjusted EBITDA reconciliation

RECENT RAISES ACHIEVED MULTIPLE BENEFITS Capital Raises $ in millions Gross Proceeds GPAQ Trust $31.0 November Equity Offering $28.7 January Preferred* $15.0 February Equity Offering $34.5 Total $109.2 *Note: January Preferred was announced on January 28 and expected to close in March 2021 STRENGTHENING THE BALANCE SHEET GREATER FINANCIAL FLEXIBILITY ENHANCED OPERATIONAL CAPABILITIES

ANALYSIS OF EQUITY AND POTENTIAL FULLY DILUTED SHARES Equity Profile Category Amount Notes Common Shares 64.1M As of 12/31/20 February 2021 Equity Offering 14.1M Series B Warrants Converted To Common 4.9M As of 2/19/21 Series B Warrants 15.6M Remaining warrants not exercised; Exercise price of $1.40; November 2025 expiration Series C Warrants 10.8M Exercise price of $1.40; December 2025 expiration Total Shares Outstanding 1 109.6 As of 3/10/21 Series A Warrants 24.7M Exercise price of $11.50, convert to 1.421333 shares; July 2025 expiration January 2021 Preferred Equity 2 4.9M Coverts to common shares 3 years after closing January 2021 Preferred Equity Warrants 2 2.5M Exercise price of $6.90 Pipe Note Convertible 3.0M Conversion price at $6.90 Other 6.0M Total Fully Diluted Shares 150.7M 1 Current shares outstanding plus in - the - money warrants 2 January preferred equity was announced on January 28 and expected to close in March 2021

9 Forward - Looking Statements This presentation, and the accompanying oral presentation, contain forward - looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 about us that involve substantial risks and uncertainties . In some cases, you can identify forward - looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast,” “going to,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “propose”, “should,” “target,” “will,” or “would” or the negative of these words or other similar terms or expressions . Future - looking statements in this presentation include, but are not limited to, statements about : the benefits of the business combination ; the future financial performance of the Company following the business combination ; changes in the market in which the Company competes ; expansion and other plans and opportunities ; the effect of the COVID - 19 pandemic on the Company’s business ; the Company’s ability to raise financing in the future ; the possibility of sports betting becoming legal in Ohio ; and the Company ability to maintain the listing of its common stock on Nasdaq following the business combination . These statements are based on the current expectations of the Company’s management and are not predictions of actual performance . These statements are subject to a number of risks and uncertainties and the Company’s business and actual results may differ materially . These risks and uncertainties include, but are not limited to the inability to recognize the anticipated benefits of the business combination ; costs related to the business combination ; the company’s ability to manage growth ; the company’s ability to execute its business plan and meet its projections ; potential litigation involving the company ; changes in applicable laws or regulations ; the potential adverse effect of the COVID - 19 pandemic on capital markets, general economic conditions, unemployment and the company’s liquidity, operations and personnel . Additional information and “Risk Factors” are available in other filings that we make from time to time with the SEC . In addition, the forward - looking statements in this presentation relate only to events as of the date on which the statements are made and are based on information available to us as of the date of this presentation . We undertake no obligation to update any forward - looking statements made in this presentation to reflect events or circumstances after the date of this presentation . We are unable to reconcile forward - looking projections of adjusted EBITDA to its nearest GAAP measure because the nearest GAAP measure is not accessible on a forward - looking basis .

10 Non - GAAP Hall of Fame Resort and Entertainment Company (“HOFV”) reports its financial results in accordance with accounting principals generally accepted in the United States (“GAAP”) and corresponding metrics as non - GAAP financial measures . The presentation includes references to the following non - GAAP financial measures : EBITDA and adjusted EBITDA . These are important financial measures used in the management of the business, including decisions concerning the allocation of resources and assessment of performance . Management believes that reporting these non - GAAP financial measures is useful to investors as these measures are representative of the company’s performance and provide improve comparability of results . See the attached scheduled for definitions of the non - GAAP financial measures referred to above and corresponding reconciliations of these non - GAAP financial measures to the most comparable GAAP financial measures . Non - GAAP financial measures should be viewed as additions to, and not as alternatives for HOFV’s results prepared in accordance with GAAP . In additional, the non - GAAP measures HOFV uses may differ from non - GAAP measures used by other companies, and other companies may not define the non - GAAP measures the company uses in the same way .

Non - GAAP Reconciliation Adjusted EBITDA reconciliation ($ in millions) Year Ended December 31, 2020 Year Ended December 31, 2019 Net loss attributable to HOFRE stockholders ($71.3) ($55.9) (Benefit from) provision for income taxes 0 0 Interest expense 5.7 9.4 Depreciation expense 11.1 10.9 Amortization of note discounts 10.6 13.3 EBITDA ($43.9) ($22.3) Loss on abandonment of project development costs $0 $12.2 Loss on extinguishment of debt 4.3 0 Business combination costs 19.1 0 Adjusted EBITDA ($20.5) ($10.1)

WHAT WE DO Who We Are As a world - class resort and sports entertainment company, we do what no other company can through our unique brand partnerships and direct access to exclusive content. By doing this, we create exceptional experiences across multiple platforms that honor the past and inspire the future . With this unwavering purpose, we strive to maximize shareholder value and pursue excellence. Honor the Past , Inspire the Future

For more information, please contact: Investor Relations (330) - 458 - 9176 Investor.Relations@hofreco.com 2626 Fulton Drive NW Canton, OH 44718 www.ir.hofreco.com